UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]           Definitive Information Statement

China Swine Genetics, Inc.
(Name of Registrant As Specified In Its Charter)

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China Swine Genetics, Inc.
1077 Ala Napunani Street
Honolulu, HI 96818
808-429-5954

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
OF OUR MAJORITY STOCKHOLDER

Dear Stockholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on June 28, 2010 (the “Record Date”), of shares of common stock, par value $0.001 per share with voting power (the “Common Stock”), of China Swine Genetics, Inc., a Delaware corporation (the “Company”), that our Board of Directors and a stockholder representing approximately 74.04% of our outstanding Common Stock as of the Record Date (the “Majority Stockholder”) have giving joint written consent as of June 28, 2010, to approve an amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and change our name to “Sen Yu International Holdings, Inc.” (the “Amendment”). Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to China Swine Genetics, Inc. A copy of the proposed form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement as Exhibit A.

The change of our name is intended to more accurately reflect our business operations and our Board believes that the name change is in the best interest of the Company and its stockholders. A new trading symbol will be assigned by the Financial Industry Regulatory Authority (“FINRA”) at the time we consummate our name change.

This Information Statement is being furnished to stockholders of the Common Stock as of the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules thereunder solely for the purpose of informing stockholders of the Common Stock these corporate actions before they take effect.  The General Corporation Law of the State of Delaware (“DGCL”) and the Company’s bylaws permit holders of a majority of the voting power to take stockholder action by written consent.  Accordingly, the Company is not required to and will not hold a meeting of its stockholders to approve the action described herein.  We encourage you to read the attached Information Statement carefully, including the exhibits, for further information.

In accordance with Rule 14c-2 promulgated under the Exchange Act of 1934, as amended (the “Exchange Act”), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders of Common Stock. We anticipate that this Information Statement is first being mailed or furnished to stockholders on or about July 19, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holder of at least a majority of the outstanding shares of all of our voting capital stock. Because a shareholder holding at least a majority of the voting rights has voted in favor of the foregoing action and has sufficient voting power to approve such actions through its ownership of voting stock, no other shareholder consents will be solicited in connection with the matters described in this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from shareholders.

By Order of the Board of Directors,

CHINA SWINE GENETICS, INC.

/s/ Zhenyu Shang
Name: Zhenyu Shang
Title: Chairman and Chief Executive Officer
Date: July 19, 2010

China Swine Genetics, Inc.
1077 Ala Napunani Street
Honolulu, HI 96818
808-429-5954

INFORMATION STATEMENT

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY
July 19, 2010

INTRODUCTION

This Information Statement is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Common Stock Holders”) of the common stock, par value $0.001 per share with voting power (the “Common Stock”), of China Swine Genetics, Inc., a Delaware corporation (the “Company”), to notify such Common Stock Holders that, on or about June 28, 2010, the Company received a Joint Written Consent to Action of the Board of Directors and a Majority Stockholder in lieu of a special meeting from the Board of Directors and a Stockholder of 15,706,701 shares representing approximately 74.04% of the total 21,215,112 issued and outstanding shares of voting stock of the Company (the “Majority Stockholder”) to approve an amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) , and change our name to “Sen Yu International Holdings, Inc.” (the “Amendment”). Accordingly, your consent is not required and is not being solicited in connection with the approval.

The Joint Written Consent to Action of the Board of Directors and A Majority Stockholder was approved on June 28, 2010.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of Delaware, the actions taken by majority written consent in lieu of a special stockholder meeting do not create appraisal or dissenters’ rights.

Pursuant to Section 228(e) of the DGCL, this Information Statement shall constitute as a notice and shall be mailed to all Common Stock Holders as of the Record Date.

This Information Statement is first being mailed or furnished to the Common Stock Holders on or about July 19, 2010, and the corporate actions described below will not be effective until at least 20 days after the mailing.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY.

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

The Company will only deliver one Information Statement to multiple Common Stock Holders sharing an address unless the Company has received contrary instructions from one or more of the Common Stock Holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any Common Stock Holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company’s Chief Executive Officer, Zhenyu Shang, at 1077 Ala Napunani Street, Honolulu, HI 96818 or by telephone at 808-429-5954.

Please read this Information Statement carefully.  Additional information about the Company is contained in its periodic and current reports filed with the Securities and Exchange Commission (the “SEC”).  These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549.  Copies of such material may also be obtained from the SEC at prescribed rates.  The SEC also maintains a web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC.  Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov.

ACTION BY BOARD OF
DIRECTORS AND
CONSENTING STOCKHOLDERS

The Joint Written Consent to Action of the Board of Directors and a Majority Stockholder was approved on June 28, 2010. The Amendment will become effective following filing with the Secretary of State, which will occur promptly following the 20th day after the mailing of this Information Statement to our holders of Common Stock as of the Record Date.

The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by Section 228 of the DGCL which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such special meeting.

Also, pursuant to the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company.

Under Section 253 of the DGCL, the Amendment is required to be approved by the holders of a majority of our outstanding Common Stock.  Other than the foregoing, however, we need not comply with any federal or state regulatory requirements nor must we obtain any approvals in connection with the Amendment.

VOTING SECURITIES AND INFORMATION
ON CONSENTING STOCKHOLDERS

As of the Record Date, there were 21,215,112 shares of Common Stock outstanding and 1,152,380 shares of Series B Convertible Preferred Stock outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval. The holders of the Series B Convertible Preferred Stock are not voting securities as defined under Item 403 of Regulation S-K and are not entitled to vote on the Amendment. The aggregate number of votes which the holders of our Common Stock are entitled to vote regarding the approval of the Amendment is 21,215,112, of which a majority, or at least 10,607,556, are required to approve the actions described herein. The consenting stockholder is the record and beneficial owner of 15,706,701 shares of Common Stock entitling him to an aggregate of 15,706,701 votes, representing approximately 74.04% of the total number of votes which could be cast regarding the approval of the Amendment.  The consenting stockholder voted in favor of the actions described herein in a written consent, dated June 28, 2010. No consideration was paid for the consent.

The following table sets forth the names of the consenting stockholder(s), the number of shares of Common Stock held by the consenting stockholder(s) with respect to which such consent was given, the total number of votes for which consent was given by the consenting stockholder(s) and the percentage that such total number of votes represents out of the total votes which could be cast by all holders of Common Stock.

Name of the Consenting Stockholders	Number of Shares of Common Stock held	Number of votes per share	Number of votes for which consent was given	Percentage of all votes which could be cast	Affiliation
Ligang Shang	15,706,701	15,706,701	15,706,701	74.04%	Chief Operating Officer and Secretary
Total Stockholder Votes with respect to this consent	15,706,701	15,706,701	15,706,701	74.04%

SECURITY OWNERSHIP OF CERTAIN
BENEFICIALOWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the date of this prospectus by the following:

•	each stockholder known by us to own beneficially more than 5% of our Common Stock;

•	each of our executive officers;

•	each of our directors; and

•	all directors and executive officers as a group.

There are 21,215,112 shares of our Common Stock outstanding on the date of this Information Statement. There are also outstanding shares of Series B Convertible Preferred Stock that are convertible into 1,152,380 shares of Common Stock.  The Series B Preferred Stock Shares are not “voting securities” as defined in General Rules promulgated under the Exchange Act. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below have sole voting power and investment power with respect to their shares,  subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the SEC.

In computing the number of shares beneficially owned by a person and the percent ownership of that person, we include shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days. We do not, however, include these “issuable” shares in the outstanding shares when we compute the percent ownership of any other person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(3)	Percentage of Class
Common Stock	Zhenyu Shang(1) Chairman, Chief Executive Officer	0	0
	Tongyu Zhang(1) Director/Chief Financial Officer	0	0
	Ligang Shang(2) Director/Vice President/ Chief Operations Officer/Secretary	15,706,701	74.04%
	Sino Group Investment Limited(4)	1,839,066	8.67%
	All officers and directors as a group (3 persons)	15,706,701	74.04%

(1)	The address for Zhenyu Shang and Tongyu Zhang is 78-2 Song Lin Street, Xiangyang District, Jiamusi City, Heilongjiang Province, China.
(2)	Mr. Ligang Shang’s address is 1077 Ala Napunani Street, Honolulu, HI 96818.
(3)	All shares are owned both of record and beneficially.
(4)
Sino Group Investment Limited is a BVI Business Company organized in the British Virgin Islands.  Its address is Mill Mall, Suite 6, Wickham’s Cay 1, Road Town, Tortola, British Virgin Islands.  Yu Jing has voting and dispositive control over the shares owned by Sino Group Investment Limited.

DISSENTER’S RIGHTS

Under Delaware law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to our name change and the adoption of the Amendment.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Information Statement has been mailed to the Common Stock Holders.  The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on August 9, 2010.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Common Stock.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors, or any associates of such persons, have any substantial interest, direct or indirect, in the Amendment, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed the Amendment.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act.  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

MAILING COSTS

The Company is making the mailing and will bear the costs associated therewith.  There will be no solicitations made.  The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Company at 1077 Ala Napunani Street, Honolulu, HI 96818.  Any such communication should clearly specify it is intended to be made to the entire Board or to one or more particular director(s).  Under this process, the recipient of the communication will review such correspondence and will forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the reviewer, deals with the functions of the Board, or that the reviewer otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by the Company that is addressed to the members of the Board and request copies of such correspondence.  Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Board.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934. We anticipate that this Information Statement is being mailed on or about July 19, 2010 to all Common Stock Holders of record as of the Record Date.

Date: July 19, 2010	CHINA SWINE GENETICS, INC.

By: /s/ Zhenyu Shang
Name: Zhenyu Shang
Title: Chairman and Chief Executive Officer

EXHIBIT A

CETIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
CHINA SWINE GENETICS, INC.
ADOPTED IN ACCORDANCE WITH SECTION 242
OF THE DELAWARE GENERAL CORPORATION LAW

China Swine Genetics, Inc., a Delaware corporation (the “Corporation”) does hereby certify that:

FIRST: The Certificate of Incorporation of this Corporation shall be amended by deleting ARTICLE I in its entirety and substituting the following in lieu thereof:

The name of the Corporation shall be “Sen Yu International Holdings, Inc.”

SECOND: This Certificate of Amendment to the Certificate of Incorporation (the “Certificate”) amends the provision of Certificate of Incorporation of the Company, as amended, which was originally filed with the Secretary of State of the State of Delaware on October 30, 2007, and has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) by the written consent of the holders of the outstanding stock entitled to vote thereon in accordance with the provisions of Section 228 of the GCL.

THIRD: This Certificate shall become effective immediately upon its filing with the Secretary of State.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by a duly authorized officer on August 9, 2010.

CHINA SWINE GENETICS, INC.

By: /s/ Zhenyu Shang
Name: Zhenyu Shang
Title: President